UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 28, 2003
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                333-105805                       13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  270 Park Avenue
                  New York, New York                              10167
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                  (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------



         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6, Class A-1, Class A-2, Class B, Class C, and Class D (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
(99.1)                                    Computational Materials prepared by
                                          J.P. Morgan Securities Inc., CIBC
                                          World Markets Corp., ABN AMRO
                                          Incorporated, Citigroup Global Markets
                                          Inc. and Merrill Lynch, Pierce, Fenner
                                          & Smith Incorporated in connection
                                          with J.P. Morgan Chase Commercial
                                          Mortgage Securities Corp., Commercial
                                          Mortgage Pass-Through Certificates,
                                          Series 2003-CIBC6, Class A-1,
                                          Class A-2, Class B, Class C, and
                                          Class D.

(99.2) Computational Materials prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO
                                          Incorporated, Citigroup Global Markets
                                          Inc. and Merrill Lynch, Pierce, Fenner
                                          & Smith Incorporated with J.P. Morgan
                                          Chase Commercial Mortgage Securities
                                          Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2003-CIBC6, Class A-1, Class A-2,
                                          Class B, Class C, and Class D.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30,  2003


                                    J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                    SECURITIES CORP.



                                    By:   /s/ Dennis G.  Schuh
                                       -----------------------------------------
                                       Name:   Dennis G. Schuh
                                       Title:  Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                    Computational Materials                   E
                          prepared by J. P. Morgan
                          Securities Inc., CIBC World
                          Markets Corp.,  ABN AMRO
                          Incorporated, Citigroup
                          Global Markets Inc. and
                          Merrill Lynch, Pierce,
                          Fenner & Smith Incorporated
                          with J.P. Morgan Chase
                          Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series
                          2003-CIBC6, Class A-1,
                          Class A-2, Class B,
                          Class C, and Class D.

(99.2)                    Computational Materials                   E
                          prepared by J. P. Morgan
                          Securities Inc., CIBC World
                          Markets Corp., ABN AMRO
                          Incorporated, Citigroup
                          Global Markets Inc. and
                          Merrill Lynch, Pierce,
                          Fenner & Smith Incorporated
                          with J.P. Morgan Chase
                          Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series
                          2003-CIBC6, Class A-1,
                          Class A-2, Class B,
                          Class C, and Class D.